Exhibit 99.1

EXECUTION VERSION

SECOND AMENDMENT AND RESTATEMENT AGREEMENT dated as of November 3, 2010 (this “Agreement”), to the Amended and Restated Credit Agreement dated as of August 24, 2009 (the “Existing Credit Agreement”) among DELTEK, INC., a Delaware corporation (the “Borrower”), the lenders party thereto (the “Existing Lenders”) and CREDIT SUISSE AG (“Credit Suisse”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Existing Lenders.

A. Pursuant to the Existing Credit Agreement, the Existing Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has requested that (i) the Existing Credit Agreement be amended and restated in the form of the Second Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”) to, among other things, (x) extend the final maturity, and modify certain of the other terms, of the Revolving B Credit Commitments (as defined in the Existing Credit Agreement), (y) provide that one or more persons (each, an “Additional Revolving Lender”) may provide a new Revolving C Credit Commitment or increase its Revolving C Credit Commitment, and (z) provide for new term loans (the “New Term Loans”) to be made to the Borrower, the proceeds of which will be used to pay in full all Term Loans outstanding under the Existing Credit Agreement, to pay related fees and expenses and for working capital needs and general corporate purposes and (ii) the Guarantee and Collateral Agreement be amended as provided for herein.

C. The Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Existing Credit Agreement and provided security therefor.

D. Upon the Restatement Effective Date, certain of the terms of the outstanding Revolving B Credit Commitments of each Revolving B Lender that approves this Agreement and elects to convert its Revolving B Credit Commitments into Revolving C Credit Commitments by executing and delivering to the Administrative Agent (or its counsel), on or prior to 4:00 p.m., New York City time, on November 3, 2010 (the “Delivery Time”), a signature page to this Agreement designating itself as an “Extending Revolving Lender” (each Revolving B Lender that does not so designate itself being referred to herein as a “Declining Revolving Lender”) will be modified as set forth herein.

E. Upon the Restatement Effective Date, each person that delivers to the Administrative Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Agreement designating itself as an Additional Revolving Lender shall have the Revolving C Credit Commitment set forth opposite its name in Schedule 2.01 to the Amended and Restated Credit Agreement.

F. Upon the Restatement Effective Date, each person that delivers to the Administrative Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Agreement designating itself as a “New Term Lender” shall have the Term Loan Commitment set forth opposite its name in Schedule 2.01 to the Amended and Restated Credit Agreement.

G. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given them in the Amended and Restated Credit Agreement.

SECTION 2. Amendment and Restatement of the Existing Credit Agreement. The Borrower, the Administrative Agent, the Collateral Agent, the Extending Revolving Lenders, the Additional Revolving Lenders, the New Term Lenders and the Required Lenders (as defined in the Existing Credit Agreement) agree that the Existing Credit Agreement (including all exhibits and schedules thereto) is hereby amended and restated, effective as of the Restatement Effective Date, to read in its entirety in the form of the Amended and Restated Credit Agreement attached as Exhibit A hereto. As used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Restatement Effective Date, mean the Amended and Restated Credit Agreement. As used in any other Loan Document, from and after the Restatement Effective Date, all references to the Credit Agreement in such Loan Documents shall, unless the context otherwise requires, mean the Amended and Restated Credit Agreement.

SECTION 3. Commitments; Termination. (a) On and as of the Restatement Effective Date, subject to the conditions set forth in Section 13 hereof, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth in Schedule 2.01 to the Amended and Restated Credit Agreement. The Borrower hereby agrees that immediately prior to the Restatement Effective Date, there shall be no Revolving Loans outstanding under the Existing Credit Agreement.

(b) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, as of the Restatement Effective Date, each Extending Revolving Lender agrees that its Revolving B Credit Commitment will be modified to become a Revolving C Credit Commitment of like outstanding principal amount. The Revolving B Credit Commitments of each Declining Revolving Lender shall be terminated and shall no longer constitute Revolving B Credit Commitments.

(c) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each New Term Lender agrees, severally and not jointly, to make a New Term Loan to the Borrower on the Restatement Effective Date in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule 2.01 of the Amended and Restated Credit Agreement.

(d) On the Restatement Effective Date, the Borrower shall repay all term loans outstanding under the Existing Credit Agreement, together with accrued and unpaid interest thereon, with the proceeds of the New Term Loans (the “Term Loan Repayment”). Upon the Borrower’s making of the Term Loan Repayment, each of the Existing Lenders receiving such Term Loan Repayment, other than those lenders that are New Term Lenders or Revolving B Lenders, as applicable, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any Collateral; provided, however, that such Existing Lenders shall continue to be entitled to the benefits (in accordance with the Existing Credit Agreement) of Sections 2.16, 2.20 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date.

SECTION 4. Fees. On the Restatement Effective Date, the Borrower agrees to pay a fee (the “Extension Fee”), through the Administrative Agent, to each Extending Revolving Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Agreement on or prior to the Delivery Time, in an amount equal to 1.5% of the Revolving C Credit Commitment (whether used or unused) of such Lender. The Extension Fee shall be payable on the Restatement Effective Date in immediately available funds. Once paid, the Extension Fee shall not be refundable under any circumstances.

SECTION 5. Amendment to Guarantee and Collateral Agreement. The Borrower, the Subsidiary Guarantors and the Collateral Agent hereby agree that the definition of the term “Obligations” set forth in the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

“Obligations” shall mean (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into and (c) obligations (up to $20,000,000 at any time outstanding) owed by any Loan Party to the Administrative Agent or any Person who is a Lender on the Restatement Date or thereafter or an Affiliate of the Administrative Agent or such Lender in respect of treasury, depositary or cash management services including credit and purchasing cards, any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds and liabilities relating to purchasing cards, in each case (as to the obligations described in this clause (c)) whether existing on the Restatement Date or thereafter created.

SECTION 6. Reaffirmation. Each of the Borrower and the Subsidiary Guarantors, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement or the Amended and Restated Credit Agreement, the Security Documents continue to be in full force and effect, (b) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Security Documents as originally executed and as amended hereby, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended and Restated Credit Agreement and the other Loan Documents and (c) affirms and confirms that all the representations and warranties made by or relating to it contained in the Amended and Restated Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Agreement:

(a) The representations and warranties contained in Article III of the Amended and Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date; and

(b) No Event of Default or Default has occurred and is continuing.

SECTION 8. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. No Novation. Neither this Agreement nor the effectiveness of the Amended and Restated Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the Existing Credit Agreement (except as otherwise expressly provided with respect to the Term Loan Repayment) or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same (except as otherwise expressly provided with respect to the Term Loan Repayment), which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Amended and Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Agreement and in the Amended and Restated Credit Agreement (except as otherwise expressly provided with respect to the Term Loan Repayment). The Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Amended and Restated Credit Agreement.

SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended and Restated Credit Agreement (it being understood that any notice requirement under the Existing Credit Agreement shall be deemed satisfied by the execution and delivery of this Agreement by the parties hereto).

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 13 hereof. Delivery of an executed signature page to this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 13. Effectiveness. This Agreement and the Amended and Restated Credit Agreement shall become effective as of the date (the “Restatement Effective Date”) on which:

(a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel for the Borrower, substantially to the effect set forth in Exhibit B-1, and (ii) David R. Schwiesow, general counsel for the Borrower, substantially to the effect set forth in Exhibit B-2, in each case (A) dated the Restatement Effective Date, (B) addressed to the Issuing Bank, the Administrative Agent and the Lenders, and (C) covering such matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.

(b) All legal matters incident to this Agreement, the Borrowings and extensions of credit hereunder and the other Loan Documents shall be satisfactory to the Lenders, to the Issuing Bank and to the Administrative Agent.

(c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan

Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Restatement Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.

(d) The Administrative Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Restatement Effective Date and duly executed by a Responsible Officer of the Borrower.

(e) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Article IV of the Amended and Restated Credit Agreement.

(f) The Administrative Agent shall have received (i) for the account of each Extending Revolving Lender that executes this Agreement pursuant to Section 4, the Extension Fee and (ii) all other fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(g) The Administrative Agent shall have received a certificate from a Financial Officer of the Borrower certifying that the Borrower and its subsidiaries, on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereby, are solvent.

(h) The Collateral Agent shall have received and shall be reasonably satisfied with the results of a search of the Uniform Commercial Code filings made with respect to the Loan Parties in the states in which the chief executive office of each such person is located, any offices of such persons in which records have been kept relating to Accounts (as defined in the Guarantee and Collateral Agreement) and the other jurisdictions in which Uniform Commercial Code filings are to be made pursuant to the preceding paragraph, together with copies of the financing statements disclosed by such search.

(i) The Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, (ii) the Subsidiary Guarantors listed on Schedule I attached hereto, (iii) the Administrative Agent, (iv) the Collateral Agent, (v) the Swingline Lender, (vi) the Issuing Bank, (vii) the Required Lenders (as defined in the Existing Credit Agreement), (viii) the Extending Revolving Lenders, (ix) the Additional Revolving Lenders and (x) the New Term Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DELTEK, INC.,

By:	/s/ David Schwiesow
	Name:	David Schwiesow
	Title:	Secretary

EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE I HERETO,

By:	/s/ David Schwiesow
	Name:	David Schwiesow
	Title:	Secretary

[Deltek, Inc. Second Amendment and Restatement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a New Term Lender, an Existing Lender and an Extending Revolving Lender and as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank,

By:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Director

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

[Deltek, Inc. Second Amendment and Restatement Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF NOVEMBER 3, 2010 TO THE DELTEK, INC. CREDIT AGREEMENT

Name of Institution:

To execute this Agreement as an Extending Revolving Lender (your existing Revolving B Credit Commitment will be converted into a Revolving C Credit Commitment):

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

[Deltek, Inc. Second Amendment and Restatement Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF NOVEMBER 3, 2010 TO THE DELTEK, INC. CREDIT AGREEMENT

Name of Institution:

To execute this Agreement as an Additional Revolving Lender:

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

Amount of New or Additional Revolving C Credit Commitment: $

[Deltek, Inc. Second Amendment and Restatement Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF NOVEMBER 3, 2010 TO THE DELTEK, INC. CREDIT AGREEMENT

Name of Institution:

To execute this Agreement as an Existing Lender (i.e., to approve the Amendment):

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

[Deltek, Inc. Second Amendment and Restatement Agreement]

Schedule I

Subsidiary Guarantors

Deltek Systems (Philippines), Ltd.

Deltek Systems (Colorado), Inc.

C/S Solutions, Inc.

WST Corporation

mySBX Corporation

SIRA, LLC

INPUT, Inc.